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                                                                    Exhibit 99.2

                                  CERTIFICATION
                                  -------------


     In connection with the Annual Report of Home Director, Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2002 (the "Report") and pursuant to 18 U.S.C. Section 1350, as adopted in Section 906 of the Sarbanes-Oxley Act of 2002, I, ROBERT N. WISE, the President and Chief Operating Officer of the Company, certify that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March  31,  2003



                                   /s/ Robert N. Wise
                                   Robert  N.  Wise,
                                   President  and  Chief  Operating  Officer

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